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                                                                  Exhibit 99.2




                             VOTING TRUST AGREEMENT

         This Voting Trust Agreement ("Agreement") is made and entered into as of the 20th day of May, 1996, by and between Western Health Partnerships (the "Beneficiary") and Wilmington Trust Company, a Delaware corporation, as trustee (hereinafter, with any successor trustee, referred to as "Trustee"). This Agreement shall take effect only at the WellPoint Merger Effective Time (as defined in that certain Amended and Restated Recapitalization Agreement dated as of March 31, 1995 between Blue Cross of California, WellPoint Health Networks Inc., the Beneficiary and Western Foundation for Health Improvement).

         WITNESSETH:

         WHEREAS, the Beneficiary owns approximately 80.4% of the outstanding equity securities of the recapitalized entity to be known as WellPoint Health Networks Inc. (the "Company"), representing approximately 80.4% of the voting power of the outstanding stock of the Company;

         WHEREAS, the Beneficiary wishes for its investment in the Company to be as valuable as possible so long as such investment is maintained and believes that the Company's license to use the "Blue Cross" name and related rights (the "Blue Cross marks") contributes substantially to the Company's value and its future prospects;

         WHEREAS, the Blue Cross and Blue Shield Association ("BCBSA") has conditioned the Company's license to continue to use the Blue Cross marks upon the Company maintaining certain Basic Protections (as defined in the License Addendum between the Company and BCBSA) which are intended by the BCBSA to enable the Company to remain independent of the Beneficiary and any other shareholder who may in the future acquire Capital Stock (as defined below) in the Company in excess of the Ownership Limit (as defined below); and

         WHEREAS, the Beneficiary has agreed to be bound by:

                           (i) a requirement that the Beneficiary make an
                  initial deposit into the voting trust established by this Agreement (the "Voting Trust") sufficient to reduce the number of the Beneficiary's shares of Capital Stock of the Company held by the Beneficiary outside the Voting Trust on the date hereof to a level which does not exceed 50% of the voting power of the Company's outstanding Capital Stock and a requirement that the Beneficiary make any additional deposits into this Voting Trust necessary to maintain the shares of Capital Stock Beneficially Owned (as defined below) by the Beneficiary outside the Voting Trust at a level which does not exceed 50% of the voting power of the Company's outstanding Capital Stock at all times from the date hereof to but not including the third anniversary of the date hereof;

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                           (ii) a requirement that the Beneficiary make such
                  additional deposits into the Voting Trust as may be necessary to maintain the number of shares of Capital Stock Beneficially Owned by the Beneficiary outside the Voting Trust at a level which does not exceed 20% of the voting power of the Company's outstanding Capital Stock from time to time from and including such third anniversary to but not including the fifth anniversary of the date hereof; and

                           (iii) a requirement that the Beneficiary make such
                  additional deposits into the Voting Trust as may be necessary to prevent the Beneficiary from having Beneficial Ownership outside the Voting Trust of any shares of Capital Stock in excess of the Ownership Limit at any time on or after the fifth anniversary of the date hereof.

         The requirements for contributions into this Voting Trust described in
(i), (ii) and (iii) above of the preceding recital are herein called the "Contributions Timetable".

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.       DEPOSIT OF STOCK AND ISSUANCE OF VOTING TRUST CERTIFICATES.

         1.1 DELIVERY OF STOCK CERTIFICATES. Upon execution of this Agreement, the Beneficiary shall deliver to the Trustee certificates representing 20,182,254 shares of common stock ("common stock") issued by the Company, and the Beneficiary confirms that it is the Beneficiary's understanding that such deposit will reduce the number of VA Shares (as defined below) Beneficially Owned by the Beneficiary to the number permitted by the Contributions Timetable. The Beneficiary shall make such additional contributions of VA shares which the Beneficiary may Beneficially Own such that the number of shares Beneficially Owned by the Beneficiary shall never exceed the number permitted by the Contributions Timetable. Every certificate delivered by the Beneficiary to the Trustee shall be duly endorsed for transfer or accompanied by duly executed instruments of transfer sufficient to convey to the Trustee record ownership of such shares and the power to vote such shares specified in this Agreement. The Beneficiary shall pay any taxes and costs imposed upon such transfers to the Trustee. Immediately upon each receipt of certificates pursuant to this paragraph, the Trustee shall cause the certificates to be surrendered to the Company's transfer agent and canceled and new certificates therefor to be issued to the Trustee.

         1.2 DELIVERY OF VOTING TRUST CERTIFICATES. The Trustee shall issue and deliver one or more Voting Trust Certificates, in the form attached as Exhibit "A" hereto (a "Certificate"), to the Beneficiary in respect of the shares deposited with and held by the Trustee for the benefit of the Beneficiary under this Agreement. The Trustee shall sign these certificate(s).

         1.3 CERTIFICATE BOOK AND INSPECTION OF AGREEMENT. The Trustee shall keep at 1100 North Market Street, Wilmington, Delaware 19890-001 correct books of account of all the

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Trustee's business and transactions relating to the Voting Trust, and a book
(the "Certificate Book") setting forth the number of shares represented by the Certificate(s) held by the Beneficiary, and the date of issuance of such Certificate(s). A duplicate of this Agreement and any extension thereof shall be filed with the secretary of the Company and shall be open to inspection by a shareholder, a holder of a Certificate or the agent of either, upon the same terms as the record of shareholders of the Company is open to inspection.

         1.4 LOST CERTIFICATE. If a Certificate shall be lost, stolen, mutilated or destroyed, the Trustee, in its discretion, may issue a duplicate of such Certificate upon receipt of evidence of such fact satisfactory to the Trustee, indemnity satisfactory to it, and the existing Certificate, if mutilated.

         1.5 WITHDRAWAL OF SHARES FROM TRUST. The Beneficiary shall be entitled at any time to withdraw shares from the Voting Trust: (i) to the extent that after giving effect to such withdrawal, the Beneficiary would not Beneficially Own shares outside the Voting Trust in excess of the number required for the Beneficiary to be in compliance with the Contributions Timetable or (ii) to enable the Beneficiary to sell, assign, transfer its entire Beneficial Ownership interest in each of the shares withdrawn promptly after such withdrawal. Any share withdrawn in accordance with (i) or (ii) above shall cease upon withdrawal to be subject to the terms and conditions hereof.

         1.6 PLEDGE, ENCUMBER OR GRANT OPTIONS. The Beneficiary shall be entitled at any time to pledge, encumber or grant any option in any shares subject to the Voting Trust hereunder, provided that such shares remain subject to the provisions of this Agreement, so long as the Beneficiary or any affiliate of the Beneficiary shall retain any interest therein.

2.       TRUSTEE'S POWERS AND DUTIES.

         2.1 LIMITS ON TRUSTEE'S POWERS. The Trustee shall have only the powers set forth in this Agreement. It is expressly understood and agreed by the parties hereto that under no circumstances shall the Trustee be personally liable for the payment of any indebtedness or expenses of this Agreement, except as set forth in Section 5.2 of this Agreement, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trustee under this Agreement or the other related agreement or document, except as set forth in Section 5.6 of this Agreement.

        2.2 EXECUTION BY TRUSTEE. The Trustee shall execute all documents as follows:

        By: Wilmington Trust Company, not in its individual capacity, but solely as Trustee

        By:  ____________________________

        2.3 VOTING. With respect to all shares held in the Voting Trust, the Beneficiary shall retain the entire economic and beneficial ownership rights therein, including without limitation the right to receive dividends and distributions on the shares and the right to direct the Trustee in any order whatsoever to sell, assign, transfer, encumber or grant any option therein to or in favor

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of any person other than the Beneficiary or an affiliate of the Beneficiary or agree to do any such thing, except that the Trustee shall have the exclusive and absolute right in respect of such shares to vote, assent or consent such shares at all times during the term of this Agreement, including without limitation the right to vote at any election of directors and in favor of or in opposition to any resolution, any dissolution, liquidation, merger or consolidation of the Company, any sale of all or substantially all of the Company's assets, any issuance or authorization of securities, or any action of any character whatsoever which may be presented at any meeting or require the consent of shareholders of the Company. In exercising the Trustee's powers and duties hereunder, the Trustee shall at all times vote, assent or consent in respect of any action as follows, subject to the following paragraph: (i) if the matter concerned is the election of directors, then the Trustee shall vote, assent or consent the whole number of shares held by the Voting Trust in favor of each nominee to the Board of Directors of the Company who has been nominated by the Nominating Committee, the remaining BCC Designees, or the remaining WellPoint Designees pursuant to Article IV, Section 2 of the bylaws of the Company in effect as of the WellPoint Merger Effective Time (the "Bylaws") or any successor provision thereto, and, with respect to every Board position for which no nominee is presented in accordance with the preceding provisions in this clause
(i), shall vote for the nominee selected by a majority of the incumbent members of the Board of Directors of the Company and vote against any candidate for the Board of Directors of the Company for whom no competing candidate has been nominated in one of the methods prescribed in this clause (i); (ii) where the matter under state law or the Articles of Incorporation or the Bylaws requires at least an absolute majority of all outstanding shares of common stock of the Company in order to be effected, then the Trustee shall vote, assent or consent all of such shares in favor of or in opposition to such matter as the majority of all Nontrust Votes (as defined below) are cast; and (iii) if after January 1, 1997 the Board of Directors of the Company, in their sole determination, determine that a reincorporation of the Company in Delaware solely for such purpose is in the best interests of the Company, and a vote to approve such reincorporation is sought of the shareholders of the Company, the Trustee shall vote, assent or consent all of such shares in the identical proportions in favor of or in opposition to such reincorporation as Nontrust Votes are cast, and (iv) on all other matters, the Trustee shall at all times vote, assent or consent all of such shares in the identical proportions in favor of or in opposition to such matters as Nontrust Votes are cast (other than a proposal to reincorporate in Delaware made before January 1, 1997, on which proposal the Trustee shall vote, assent or consent the whole number of shares held by the Voting Trust in opposition thereto). If any calculation of votes under the preceding sentence would require a fractional vote, the Trustee shall vote the next lower number of whole shares.

         With respect to (i), (ii), (iii) and (iv), the Trustee, unless such action is initiated by or with the consent of the Board of Directors of the Company, shall (a) vote against removal of any director of the Company, except in the case of fraudulent or dishonest acts or gross abuse of authority or discretion with reference to the Company (which acts or gross abuse shall have been determined by a majority of those holders of Nontrust Votes entitled to vote at a duly held meeting of the shareholders of the Company at which a quorum is present), (b) vote against adoption of new bylaws or articles of incorporation of the Company or any alteration, amendment, change or addition to or repeal of the Bylaws or Articles of Incorporation, (c) not nominate any candidate to fill any vacancy on the Board of Directors of the Company, (d) not

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call any special meeting of the shareholders of the Company, and (e) not take any action by voting shares held by the Voting Trust that would be inconsistent with or would have the effect, directly or indirectly, of defeating or subverting the board nomination procedures identified in clause (i) above. Before voting, assenting or consenting, the Trustee shall at all times be entitled to (x) receive any proxy or other written materials identifying any action on which the Trustee's vote, assent or consent is requested and whether or not any action is initiated by or with the consent of the Board of Directors of the Company and (y) a certificate of the Secretary or other authorized officer of the Company tabulating any votes cast at a meeting before the Trustee shall have voted and identifying the number and percentage of votes cast by Nontrust Votes. The Trustee shall use all reasonable commercial efforts to ensure, with respect to the shares held in the Voting Trust hereunder, that such shares are counted as being present for the purposes of any quorum required for shareholder action of the Company and to vote, assent or consent as set forth above so long as the Trustee has reasonable notice of the time to vote, assent or consent. For purposes of this Agreement, Nontrust Votes shall mean the votes cast by shareholders other than the Trust.

         2.4 SALES. The Trustee shall have no authority to sell or otherwise dispose of or to pledge, encumber or hypothecate, any of the stock deposited pursuant to the provisions of this Agreement, unless directed to do so by the Beneficiary. The Beneficiary shall have the right to direct the Trustee to sell or otherwise dispose of or to pledge, encumber or hypothecate all or any part of the shares held by the Voting Trust.

3.       DIVIDENDS AND DISTRIBUTIONS.

         3.1 CASH. The Beneficiary shall be entitled to receive payments equal to the amount of cash dividends, if any, collected or received by the Trustee or its successor upon the number of shares in respect of which any Certificate was issued, subject to deduction in respect of expenses, charges or fees pursuant to
Section 5.2 or 5.3 below. The Trustee shall arrange with the Company for the direct payment by the Company of such cash dividends to the Beneficiary.

         3.2 STOCK. In case the Trustee shall receive, as a dividend or other distribution upon any shares of stock held by the Trustee under this Agreement, any shares of stock of the Company, the Trustee shall hold the same and said shares shall be subject to all of the terms and conditions of this Agreement to the same extent as if originally deposited hereunder. The Trustee shall issue Certificate(s) in respect of such additional shares to the Beneficiary.

         3.3 OTHER DISTRIBUTIONS. If at any time during the continuation of this Agreement the Trustee shall receive or collect any monies through a distribution by the Company to its shareholders, other than in payment of cash dividends, or shall receive any property (other than shares of stock or securities convertible into voting stock of the Company) through a distribution by the Company to its shareholders, the Trustee shall distribute the same to the Beneficiary, subject to deduction in respect of expenses, charges or fees pursuant to Section 5.2 or
5.3 below.

4.       RIGHTS TO SUBSCRIBE.



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         In case any securities of the Company shall be offered for subscription to the holders of stock held by the Trustee under this Agreement, the Trustee, promptly upon receipt of notice of such offer, shall mail a copy thereof to the Beneficiary. Upon receipt by the Trustee, two (2) days (or any shorter time if this is feasible) prior to the last date fixed by the Company for subscription, of a request from the Beneficiary of any Certificate to subscribe in its behalf, accompanied by the sum of money (in immediately available funds) required to be paid for such securities, the Trustee shall make such subscription and payment on behalf of the Beneficiary, and upon receiving from the Company the certificates for the securities so subscribed for, the Trustee shall deliver the same to the Beneficiary, unless such securities be voting stock or securities convertible into voting stock, in which case the Trustee shall issue to the Beneficiary a Certificate in respect thereof, and such securities shall be held by the Trustee for the benefit of the Beneficiary subject to the terms of this Agreement.

5.       THE TRUSTEE.

         5.1 USE OF PROXIES. The Trustee may vote, assent or consent with respect to all shares held in the Voting Trust in person or by such person or persons as it may from time to time select as its proxy provided that the Trustee shall at all times do so in conformity with the provisions of Section
2.3 hereof.

         5.2 EXPENSES. The Trustee is expressly authorized to incur and pay such reasonable expenses and charges, to employ and pay such agents, attorneys and counsel, and to incur and pay such other charges and expenses as the Trustee may deem reasonably necessary and proper for administering this Agreement. The Beneficiary agrees to reimburse the Trustee for any such expense and charges, and any such expenses or charges may be deducted from the cash dividends or other monies received by the Trustee on the shares deposited hereunder, to the extent unreimbursed.

         5.3 COMPENSATION. The Trustee shall be entitled to $10,000 per calendar year by way of compensation for its services as Trustee hereunder as provided in a separate fee agreement between the parties hereto and any such fees may be deducted from the cash dividends or monies received by Trustee on the shares deposited hereunder, to the extent otherwise unpaid by the Beneficiary.

         5.4 SUCCESSOR TRUSTEE. The Trustee may resign after giving thirty (30) days' advance written notice of its resignation to the Beneficiary. The Beneficiary may in addition terminate the Trustee after giving thirty (30) days' advance written notice thereof to the Trustee provided that such termination of the Trustee shall not become effective until a Successor Trustee (as defined below) becomes bound by this Agreement. If the Trustee shall resign or be so terminated by the Beneficiary, the Trustee shall be replaced by a reasonably competent alternate (who is an institution duly authorized to act as such a trustee in the State of Delaware) (the "Successor Trustee"). The Successor Trustee shall be designated by the Trustee and approved by the Beneficiary. The Beneficiary shall not unreasonably withhold its approval of any qualified Successor Trustee. The Successor Trustee shall enjoy all the rights, powers,



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interests and immunities of the Trustee originally designated and shall agree in writing to be bound by this Agreement.

         5.5 INTERESTS OF TRUSTEE. The Trustee and any firm, corporation, trust or association of which it may be a member, trustee, shareholder, agent or affiliate may contract with the Company or any affiliate and may be or become pecuniarily interested in any matter to which the Company or any affiliate may be a party or in which it may be concerned, as fully and freely as though the Trustee were not the Trustee hereunder. Directors and officers of the Trustee may act as directors and/or officers of the Company or any affiliate.

         5.6 TRUSTEE'S LIABILITY. The Trustee shall not be liable for any act or omission undertaken in connection with its powers and duties under this Agreement, except for any willful misconduct or gross negligence by Trustee. No Successor Trustee shall be liable for actions or omissions of the Trustee or any other Successor Trustee. The Trustee shall not be liable in acting on any notice, request, consent, certificate, instruction, or other paper or document or signature reasonably believed to be genuine and to have been signed by the proper party. The Trustee may consult with legal counsel (reasonably competent for the purpose) and any act or omission undertaken by it in good faith in accordance with the opinion of such legal counsel shall not result in any liability of the Trustee. The Beneficiary covenants and agrees to indemnify and hold harmless the Trustee and its affiliates, directors, officers, employees, agents and advisors (each an "Indemnified Party"), without duplication, from and against any and all claims, damages, losses, liability, obligations, actions, suits, costs, disbursements and expenses (including without limitation reasonable fees and expenses of counsel) incurred by any Indemnified Party, in any way relating to or arising out of or in connection with or by reason of the preparation for a defense of any investigation, litigation or proceeding arising out of this Agreement or the shares of the Beneficiary held pursuant to this Agreement, the administration of this Agreement or the action or inaction of the Trustee hereunder; except to the extent such claim, damage, loss, liability, obligation, action, suit, cost, disbursement or expense results from such Indemnified Parties' gross negligence or willful misconduct. The indemnity set forth in this Section 5.6 shall be in addition to any other obligation or liabilities of the Beneficiary hereunder or at common law or otherwise and shall survive the termination of this Agreement.

         Notwithstanding anything contained herein to the contrary, the Trustee shall not be required to take any action in any jurisdiction other than in the State of Delaware if the taking of such action will (i) require the consent or approval or authorization or order of or the giving of notice to, or the registration with or the taking of any action in respect of, any state or other governmental authority or agency of any jurisdiction other than the State of Delaware; (ii) result in any fee, tax or other governmental charge under the laws of any jurisdiction or any political subdivisions thereof in existence on the date hereof other than the State of Delaware becoming payable by the Trustee; or (iii) subject the Trustee to personal jurisdiction in any jurisdiction other than the State of Delaware for causes of action arising from acts unrelated to the consummation of the transactions by the Trustee contemplated hereby.

6.       TERMINATION.


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         6.1 TERM. This Agreement shall terminate upon written notice by the
Beneficiary to the Trustee of such termination (a) if the Company no longer licenses the Blue Cross marks from BCBSA, (b) if and to the extent that all of the shares held in the Voting Trust have been sold, assigned, transferred or withdrawn pursuant to Section 2.4 or Section 1.5, or (c) if the Beneficiary and its affiliates cease to Beneficially Own Capital Stock in excess of the Ownership Limit. If not terminated earlier pursuant to the preceding provisions of this Agreement, this Agreement shall terminate ten years after the date hereof, (unless (i) at any time within two years prior to the tenth anniversary of the date hereof, the Beneficiary by written agreement, and with the written consent of the Trustee, extends the duration of this Agreement for an additional period of up to a further ten years or (ii) the Company reincorporates in Delaware, and, in that case this Agreement shall terminate at that time but shall automatically be replaced with another agreement in substantially similar form except for this sentence). Except as otherwise provided herein, the trust created by this Agreement is hereby expressly declared to be and shall be irrevocable.

         6.2 DELIVERY OF SHARE CERTIFICATE(S). As soon as practicable after the termination of this Agreement, the Trustee shall deliver to the Beneficiary, certificate(s) representing the number of shares beneficially owned by the Beneficiary at the date of termination, upon the surrender of such Certificate(s) properly endorsed and upon payment by the Beneficiary of any and all taxes and other expenses relating to the transfer or delivery of such certificates.

7.       MISCELLANEOUS.

         7.1 MERGER. If the Company shall merge into or consolidate with another corporation or corporations, or if all or substantially all of the assets of the Company are transferred to another corporation, the shares of which are issued to shareholders of the Company in connection with such transfer, then the terms "WellPoint Health Networks Inc." or the "Company" shall be construed, so long as the "Blue Cross" name and mark continues to be licensed by such entity from BCBSA, to include such successor corporation and the Trustee shall receive and hold under this Agreement any shares of such successor corporation received by it on account of its ownership as Trustee of shares held by it hereunder prior to such merger, consolidation or transfer. Certificates issued and outstanding at the time of such merger, consolidation or transfer may remain outstanding, but the Trustee may, in its discretion, substitute new Certificates in appropriate form.

         7.2 SUCCESSORS. This Agreement shall bind and inure to the benefit of the Trustee and each and all of its respective heirs, executors, administrators, successors and assigns. Notwithstanding any provision of this Agreement, the provisions of this Agreement shall not be binding on any transferee or purchaser from the Beneficiary (other than such a person who is an affiliate of the Beneficiary and except that any and all shares sold in violation of paragraph 12 of that certain Registration Rights Agreement as of even date herewith between the Company and the Beneficiary shall remain subject to this Agreement). In case at any time the Trustee shall resign and no successor Trustee shall have been appointed within thirty days after notice of such resignation has been filed and mailed as required by Section 7.3, the resigning Trustee may forthwith apply to a court of competent jurisdiction for the appointment of a successor Trustee.

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Such court may thereupon, after such notice, if any, as it may deem proper and appropriate, appoint a successor Trustee.



         7.3 NOTICES. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made as of the date delivered or mailed if delivered personally or mailed by registered or certified mail (postage prepaid, return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like changes of address which shall be effective upon receipt) or sent by electronic transmission, with confirmation received, to the telecopy number specified below:

                  (a)      If to the Beneficiary:

                  Western Health Partnerships
                  21550 Oxnard Street, Suite 600
                  Woodland Hills, CA  91367
                  Telecopier No.: (818) 703-4193
                  Attention:  Vice President and Secretary

                  With a copy to:

                  Morrison & Foerster LLP
                  555 West Fifth Street, Suite 3500
                  Los Angeles, CA  90013-1024
                  Telecopier No.: (213) 892-5454
                  Attention:   Michael J. Connell, Esq.
                               Rena L. O'Malley, Esq.

                  Marron, Reid & Sheehy LLP
                  601 California Street
                  Suite 1200
                  San Francisco, CA 94108-2896
                  Telecopier No.: (415) 986-1374
                  Attention:  E. Lewis Reid, Esq.

                  (b)      If to the Trustee:

                  Wilmington Trust Company
                  1100 North Market Street
                  Wilmington, DE  19890-0001
                  Telecopier No.: (302) 651-8882
                  Attention:  Corporate Trust Administration

                  With a copy to:


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                  Richards, Layton & Finger P.A.
                  One Rodney Square
                  P.O. Box 551
                  Wilmington, DE  19899
                  Telecopier No.: (302) 658-6548
                  Attention:  Glenn C. Kenton, Esq.

         7.4 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to conflicts of laws principles.

         7.5 ATTORNEYS' FEES. In the event of any suit or other proceeding between the parties hereto with respect to any of the transactions contemplated hereby or the subject matter hereof, the prevailing party shall, in addition to such other relief as the court may award, be entitled to recover reasonable attorneys' fees, expenses and costs of investigation, all as actually incurred, including, without limitation, attorneys' fees, costs and expenses of investigation incurred in appellate proceedings or in any action or participation in, or in connection with, any case or proceeding under Chapters 7, 11 and 13 of the Bankruptcy Code or any successor thereto.

         7.6 FAIR CONSTRUCTION. This Agreement is the product of negotiation and shall be deemed to have been drafted by all of the parties. It shall be construed in accordance with the fair meaning of its terms and its language shall not be strictly construed against, nor shall ambiguities be resolved against, any particular party.

         7.7 ENTIRE AGREEMENT. This Agreement contains the entire agreement between the parties hereto regarding the subject matter hereof, and may not be amended, altered or modified except by a writing signed by the parties hereto and consented to by the Company. This Agreement supersedes all prior agreements, representations, warranties, statements, promises, information, arrangements and understandings, whether oral or written, express or implied, with respect to the subject matter hereof, all of which are specifically integrated into this Agreement. No party hereto shall be bound by or charged with any oral or written agreements, representations, warranties, statements, promises, information, arrangements or understandings, express or implied, not specifically set forth herein; and the parties hereto further acknowledge and agree that in entering into this Agreement they have not in any way relied and will not rely in any way on any of the foregoing not specifically set forth herein.

         7.8 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         7.9 CERTAIN DEFINITIONS. For purposes of this Agreement, the term:

                  (a) "Beneficially Own" has the meaning set forth in Section 14 of Article VII of the Company's Articles of Incorporation.


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                  (b) "Capital Stock" has the meaning set forth in Section 14 of
Article VII of the Company's Articles of Incorporation.

                  (c) "Ownership Limit" has the meaning set forth in Section 14 of Article VII of the Company's Articles of Incorporation, but without disregarding any shares Beneficially Owned by the Beneficiary.

                  (d) "VA Shares" means all of the shares of the Company's Capital Stock Beneficially Owned by the Health Foundation at any particular time, except that (i) shares of Capital Stock which are held in the Voting Trust and are voted as required by the terms of this Agreement shall not be deemed VA Shares so long as they are so held in the Voting Trust and voted and (ii) the Health Foundation shall be entitled to Beneficially Own at any particular time shares of Capital Stock of the Company representing up to the Ownership Limit free of and without being subject in any way to either this Agreement or the Voting Agreement and none of the shares of Capital Stock Beneficially Owned by the Health Foundation at or below the Ownership Limit shall be deemed VA Shares. Without limiting by implication the generality of the preceding sentence, any share of Capital Stock which shall be Beneficially Owned by the Health Foundation at any particular time in excess of the Ownership Limit shall be deemed a VA Share, unless at that particular time it is on deposit in the Voting Trust and is required to be voted in accordance with the terms of this Agreement.

         IN WITNESS WHEREOF, the Trustee and the Beneficiary have executed this Agreement on the day and year first above written.

Trustee                             Beneficiary

By:   /s/ Authorized Signatory                 By:   /s/ Gail C. Watts
   -----------------------------------            ------------------------------

Its: Senior Financial Services Officer         Its: Vice President and Secretary
    ----------------------------------             -----------------------------


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                                    EXHIBIT A

                                 [COMPANY NAME]

                            VOTING TRUST CERTIFICATE

CERTIFICATE NO.                                                           SHARES
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                  This certifies that the undersigned trustee (the "Trustee")
holds _____ shares of common stock ("Shares") of [the recapitalized entity to be known as WellPoint Health Networks Inc.] (the "Company") beneficially owned by Western Health Partnerships (the "Beneficiary") subject to the terms and conditions of a Voting Trust Agreement ("Agreement") dated as of _________________, 1996 between the Beneficiary and Trustee. This certificate is Exhibit A to the Agreement, a copy of which is on file with the secretary of the Company in Woodland Hills, California.

                  1. During the term of the Agreement, Trustee has the exclusive and absolute right to vote the Shares as provided in the Agreement.

                  2. During the term of the Agreement, the Beneficiary shall be subject to the terms and conditions of the Agreement and entitled to the benefits of the Beneficiary under the Agreement.

                  3. As soon as practicable after the termination of the Agreement and subject to its terms and conditions, the Trustee shall deliver to the Beneficiary share certificates representing the number of shares of stock of the Company beneficially owned by the Beneficiary at the date of termination of the Agreement, upon the surrender of this certificate properly endorsed and upon payment by the Beneficiary of any and all taxes and other expenses relating to the transfer or delivery of share certificates to the Beneficiary pursuant to the termination of the Agreement.

Dated as of          , 199  .
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                                 Wilmington Trust Company, not in its individual
                                 capacity, but solely as Trustee

                                 By:
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                                 Its:
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